UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

SHOREPOWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15913	06-1120072
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5289 NE Elam Young Pkwy.
Suite 180
Hillsboro, IL	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 892-7345

(Former name or former address, if changed since last report.)

5291 NE Elam Young Pkwy, Suite 160, Hillsboro, OR 97124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	SPEV	OTC Pink

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2024, the Board of Directors of the registrant (“Shorepower Technologies” or the “Company”) adopted a resolution to change its fiscal year from February 29 to December 31 in accordance with Article VII, section 7.7 of the Bylaws of the Company that authorize the Board to change the Company’s fiscal year. Shorepower Technologies will be filing a report on Form 10-Q to cover the transition period.

Item 9.01 Financial Statements and Exhibits.

Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 2024	Shorepower Technologies, Inc.

	By:	/s/ Jeff Kim
Jeff Kim
President and CEO

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